Exhibit 99.1

SN Analyst & Investor Day www.sanchezenergycorp.com January 23, 2017 Results Driven. Manufacturing Focused.

Legal Disclaimers Comanche Asset Acquisition The “Comanche asset acquisition” refers to the transaction contemplated by the purchase and sale agreement Sanchez Energy Corporation (“Sanchez Energy”, “SN” or the “Company”) entered into with an entity controlled by The Blackstone Group L.P. (“Blackstone”) and Anadarko E&P Onshore LLC and Kerr-McGee Oil & Gas Onshore LP (“Anadarko”), on January 12, 2017 (the “Purchase Agreement”), which is expected to close in the first quarter of 2017. The consummation of the Comanche asset acquisition is subject to certain closing conditions, including conditions that must be met by Anadarko and which are beyond Sanchez Energy’s control. In addition, under certain circumstances, Sanchez Energy, Blackstone or Anadarko is able to terminate the Purchase Agreement. There can be no assurances that the Comanche asset acquisition will be consummated in the anticipated timeframe, on the terms described herein, or at all. Our estimated reserve information includes that of Sanchez Energy and, unless otherwise stated, the reserves to be acquired in the Comanche asset acquisition. Unless otherwise stated, this presentation gives pro forma effect to the completion of the Comanche asset acquisition and all references in this presentation to (i) reserves as of year-end 2016 or 2016 and (ii) acreage, drilling locations, operational and production information as of year-end 2016, 2016 or later are pro forma for the Comanche asset acquisition, except for where context indicates otherwise, which do not give pro forma effect to the Comanche asset acquisition. Forward Looking Statements This presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events, conditions or developments that Sanchez Energy expects, estimates, believes or anticipates will or may occur or exist in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning Sanchez Energy’s future operating results and returns, Sanchez Energy’s strategy and plans or view of the market, or Sanchez Energy’s ability to replace or increase reserves, increase production, generate income or cash flows, and reduce leverage ratios are forward-looking statements. Forward-looking statements are not guarantees of performance. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Although Sanchez Energy believes that the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Important factors that could cause Sanchez Energy’s actual results to differ materially from the expectations reflected in its forward-looking statements include, among others: Sanchez Energy’s ability to successfully execute its business and financial strategies; the timing and extent of changes in prices for, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities; Sanchez Energy’s ability to utilize the services personnel and other assets of Sanchez Oil and Gas pursuant to existing services agreements; Sanchez Energy’s ability to replace the reserves it produces through drilling and property acquisitions; Sanchez Energy’s ability to successfully close the Comanche asset acquisition; the realized benefits of Sanchez Energy’s various acquisitions and the liabilities assumed in connection with these acquisitions, including the Comanche asset acquisition; the realized benefits of Sanchez Energy’s ventures; the realized benefits of Sanchez Energy’s transactions with Sanchez Production Partners LP; the realized benefits of Sanchez Energy’s partnership with Blackstone; the extent to which Sanchez Energy’s drilling plans are successful in economically developing its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future projects; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; the extent to which Sanchez Energy can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing; Sanchez Energy’s ability to successfully execute its hedging strategy and the resulting realized prices therefrom; The credit worthiness and performance of our counterparts including financial institutions, operating partners and other parties; competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services; Sanchez Energy’s ability to access the credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements; the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities; Sanchez Energy’s ability to compete with other companies in the oil and natural gas industry; the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities; developments in oil-producing and natural-gas producing countries, the actions of the Organization of Petroleum Exporting Countries and other factors affecting the supply of oil and natural gas; Sanchez Energy’s ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties; unexpected results of litigation filed against Sanchez Energy; the extent to which Sanchez Energy’s crude oil and natural gas properties operated by others are operated successfully and economically; the use of competing energy sources and the development of alternative energy sources; the extent to which Sanchez Energy incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage; and the other factors described under ITEM 1A, “Risk Factors,” in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any updates to those factors set forth in its subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. In light of these risks, uncertainties and assumptions, the events anticipated by Sanchez Energy’s forward-looking statements may not occur, and, if any of such events do, Sanchez Energy may not have correctly anticipated the timing of their occurrence or the extent of their impact on its actual results. Accordingly, you should not place any undue reliance on any of Sanchez Energy’s forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made and Sanchez Energy undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Oil and Gas Reserves The Securities and Exchange Commission (“SEC”) requires oil and gas companies, in their filings with the SEC, to disclose “proved oil and gas reserves” (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose “probable reserves” (i.e., quantities of oil and gas that are as likely as not to be recovered) and “possible reserves” (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). We may use certain terms in this presentation, such as “resource potential” or “EURs” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. The calculation of resource potential, EURs and any other estimates of reserves and resources that are not proved, probable or possible reserves are not necessarily calculated in accordance with SEC guidelines. Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Non-GAAP Measures Included in this presentation are certain non-GAAP financial measures as defined under Securities and Exchange Commission Regulation G. Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in this presentation. 2 © 2017 Sanchez Energy Corporation

2017 Analyst Day Agenda 3 © 2017 Sanchez Energy Corporation Time Topic Presenter 9:00 a.m. – 9:25 a.m. Executive Summary Tony Sanchez, III, CEO Eduardo Sanchez, President 9:25 a.m. – 9:45 a.m. Competitive Advantages Eduardo Sanchez, President Sections 1-2 Chris Heinson, SVP, COO 9:45 a.m. – 9:50 a.m. Q&A 9:50 a.m. – 10:00 a.m. Break 10:00 a.m. – 11:10 a.m. Asset Detail Chris Heinson, SVP, COO Section 4 Steve Adam, SVP, Operations Will Satterfield, SVP, Asset Development 11:10 a.m. – 11:20 a.m. Q&A 11:20 a.m. – 11:30 a.m. Financial Projections Howard Thill, EVP, CFO Section 5 11:30 a.m. – 11:45 a.m. Q&A 12:00 p.m. Lunch

Sanchez Energy: Transformation in 2016… 4 Note: Comanche acquisition was signed and announced on 1/12/2017 © 2017 Sanchez Energy Corporation 2016

…Leads to Creation of Shareholder Value Results in the ability to deliver both free cash flow and production growth  Improves the balance sheet at a quick pace  Provides flexibility to pursue additional opportunities for growth  5 © 2017 Sanchez Energy Corporation

Eagle Ford Shale – Focusing on Western Part of the Play to dry gas window significant development potential Maverick to Mexico Comanche Catarina Javelina techniques that continue to evolve 6 © 2017 Sanchez Energy Corporation Western Eagle Ford Multi-Bench Formation Large Play with Multiple Benches  Western Eagle Ford is roughly 7,000 square miles within the oil  At least 4 distinct benches with in the Lower, Middle, Upper Eagle Ford and Lower Austin Chalk Strategic Location  Direct access to Gulf Coast markets and potential export  No midstream bottlenecks or takeaway issues Impressive Drilling Rate of Returns  Flow rates significantly increasing with improved completion  Drilling rate of returns that have been in excess of 50%

Sanchez Energy – Building Asset Base in 2016 Through a series of strategic initiatives, Sanchez Energy is now one of the largest operators in the basin, focused on multiple-bench development in the Western Eagle Ford Top 15 Eagle Ford Acreage Positions(1) 600,000 500,000 400,000 300,000 200,000 100,000 0 7 (1) RBC Capital Markets Research Report 1/3/17 © 2017 Sanchez Energy Corporation Net Eagle Ford Acres SN Added ~170,000 Net Acres Current Position ~585,000 Gross (~335,000 Net) Operated EF Acres YE 2015: ~200,000 Net Eagle Ford Acres

Comanche Acquisition Compliments Strength of Asset Base…

Inventory of over 4,000 High Rate of Return Net Drilling Locations

Maverick	
Net Drilling Locations	~1,000
3-Stream EUR (MBoe)	350
Est. Capital Cost ($MM)	**$3.0**
IRR (%)*	60-80%
NPV10 / Well($M)*	$3,371

Comanche	
Net Drilling Locations	~1,000
3-Stream EUR (MBoe)	~625
Est. Capital Cost ($MM)	**$3.2**
IRR (%)*	70-100%+
NPV10 / Well($M)*	$3,079 - $5,247

Catarina	
Net Drilling Locations	1,400+
3-Stream EUR (MBoe)	600 – 1,150
Est. Capital Cost ($MM)	**$3.2**
IRR (%)*	45-100%+
NPV10 / Well($M)*	$2,247 - $4,546

Javelina	
Net Drilling Locations	300+
3-Stream EUR (MMcfe)	12,000
Est. Capital Cost ($MM)	**$6.0 - $7.5**



EagleFord
SN Leases
Oil
Condensate
Dry Gas
ZAVALA
FRIO
MAVERICK
Maverick
DIMMIT
LA SALLE
Comanche
Catarina
Javelina
WEBB
10
Miles

*Price Deck: 12/30/2016 Strip; NGLs 30% WTI; Prices held flat subsequent to 2021
NPV10= Future Projected Cash Flows discounted at 10%; See "Legal Disclaimers – Non-GAAP Measures" and "Non-GAAP Reconciliation and Measures".

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© 2017 Sanchez Energy Corporation

...And Drives Strong Net Asset Value

SN LISTED NYSE

Location Summary

Area	Net Producing + DUC Wells	Net Engineered Locations[1]	Net Contingent Locations[2]	Total Net Undrilled Wells	Total Net Locations
Comanche	392	832	162	994	1,386
Catarina	333	846	626	1,472	1,805
Maverick	47	522	480	1,002	1,049
Javelina	0	170	170	340	340
Palmetto	18	153	77	230	248
Other	75	134	9	143	218
Total	**865**	**2,657**	**1,524**	**4,181**	**5,046**

Net Present Value at 12/30/16 Strip ($MM)[3]

Area	Net Producing Well & DUC Value	Net Engineered Locations[1]	Net Contingent Locations[2]	Total Net Undrilled Locations	Total Value
Comanche	$922	$1,448	$222	$1,670	$2,592
Catarina	$482	$1,205	$139	$1,344	$1,826
Maverick	$89	$765	$189	$954	$1,043
Javelina	-	$384	$217	$601	$601
Palmetto	$8	$410	$121	$531	$539
Other	$44	$117	$7	$124	$168
PDP + Development Value	**$1,545**	**$4,329**	**$895**	**$5,224**	**$6,769**
Grand Total					**$6,769**

Location Counts and Values as of 12/31/2016 for Legacy Assets and 3/1/2017 for the Comanche Asset
Price Deck: 12/30/16 Strip; Assumes NGL Pricing @ 30% of WTI
Does not include Prospective Locations
(1) Engineered Locations – SEC Proved locations + locations that are geologically un-risked but do not qualify as SEC PUDs due to factors such as assumed drill timing
(2) Contingent Locations – Drilling Locations have between a 75% and 90% chance of being commercially economic at the assumed price deck
(3) Net Present Value = Future Projected Cash Flows discounted at 10%; See "Legal Disclaimers – Non-GAAP Measures" and "Non-GAAP Reconciliation and Measures".

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© 2017 Sanchez Energy Corporation

Sanchez Energy Transformation Snapshot 50,000 397,314 2,000 1,700 - *Location counts do not include prospective locations All pro forma 2016 and 2017E information assumes closing of the Comanche acquisition © 2017 Sanchez Energy Corporation 10 (MMBoe) Net Acres Net Locations Boe/d 450,000 400,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000 - 2013201420152016EPF 2016 Eagle FordNon-EF 324,661 273,432262,371 138,977 4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 4,181 3,187 2,275 2013201420152016EPF 2016 Net Drilling Locations* Net Acreage Position 90,000 80,000 70,000 60,000 40,000 30,000 20,000 10,000 0 2013201420152016E2017E 350~340 300 250 ~190 200 150 100 50 0 2013201420152016EPF 2016 Proved DevelopedProved Undeveloped ~80,000 52,524~53,000 30,430 9,100 135128 59 2017 Focus on Converting PUDs & PDNP to PDP Proved Reserves SN Production

Comanche Acquisition Adjacent to SN's Core Acreage

SN LISTED NYSE

- **33.5 MBoe/d Net to SN**
  - 36% oil / 34% NGLs
- **Over $900 MM in NPV-10 Value** from PDP and PDNP (DUCs), net to SN
- **132 Drilled Uncompleted Wells** ("DUCs") de-risk near-term development and cash flow
- **Over 4,000 Identified Undeveloped Eagle Ford Shale Locations**



EagleFord
Comanche Acreage
SN Leases
Oil
Condensate
Dry Gas
ZAVALA
FRIO
DIMMIT
LA SALLE
WEBB
1
2
3
4
5
6
7
2017 capital activity focused on DUC completion and drilling acreage near Catarina

PDP + DUCs Account for ~80% of ~$1.15B Purchase Price

Asset Summary	PDP	PDNP (DUCs)	Development	Total
Eagle Ford Locations (Gross)	1,435	132	4,240	5,807
Resource (Net to SN) (MMBoe)	100	16	482	598
NPV-10 (Net to SN) at Strip* ($MM)	$767	$155	$1,670	$2,592

*NYMEX strip pricing as of 12/30/2016 (annual averages, held flat after 2021).

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© 2017 Sanchez Energy Corporation

Strategic Joint Venture Facilitates Comanche Acquisition Blackstone Sanchez Energy Energy Partners $400 million See press release issued on 1/12/2017 for additional information 12 © 2017 Sanchez Energy Corporation CoCmomananchcheeEEaagle FFoorrddAAsssestests 50% of Assets $1.15 billion 50% of Assets $1.15 billion Restricted Subsidiary 60% DUCs & PUD+ Non-Recourse Unrestricted Subsidiary $750 million 100% PDP 40% DUCs & PUD+ Non-Recourse RBL Preferred Equity Repeatable Structure – Matches Cash Flow with Appropriate Financing

Focus on Integration and Scalability

SN LISTED NYSE

Many Aspects Of The Comanche Acquisition Are Strategically Similar To The Acquisition Of Catarina

Acquisition Comparison	Catarina Acquisition	Comanche Acquisition
Acquisition Value Buildup	PDP + DUCs = ~75% Value	PDP + DUCs = ~80% Value
Extensive DUC Inventory	22 DUCs	132 DUCs
Area of Interest	Western Eagle Ford	Western Eagle Ford
Gross Eagle Ford Development Locations	1,500 Future Development Locations	4,000 Future Development Locations
Developed Water Infrastructure System	✓	✓
Developed Third Party Gathering	✓	✓
Developed Road & Facilities Infrastructure	✓	✓

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© 2017 Sanchez Energy Corporation

Catarina Case Study – Proven Scalability Quick Production Ramp At Catarina - Expect The Same Level of Success at Comanche 70,000 Shell 65,000 60,000 55,000 50,000 45,000 40,000 35,000 30,000 25,000 20,000 15,000 10,000 5,000 0 Jan-11 Jul-11 Jan-12 Jul-12 Jan-13 Jul-13 Jan-14 Jul-14 Jan-15 Jul-15 Jan-16 Jul-16 >100 Artificial Lift Installations Complete Completion Spreads Operating Production Doubled SN Acquisition Close Date Rigs Operating 2 Weeks 3 Weeks 6 Months 9 Months 6/30/2014 14 © 2017 Sanchez Energy Corporation Net Production (Boe) SN2014 SN2015 SN2016 22 DUCs contribute to rapid execution

2016 Western Eagle Ford Lease Program Adds 110,000 Net Acres Maverick Leasing Program: MAVERICK Leased an additional 65,000 net acres of high quality drilling inventory in Western Eagle Ford oil play. Javelina Leasing Program : Leased 45,000 net acres in Javelina down-dip Eagle Ford gas play.  Synergies with midstream and Sanchez Production Partners, LP (“SPP”) growth  Multiple takeaway options JAVELINA *Price Deck:12/30/2016 Strip; NGLs 30% WTI; Prices held flat subsequent to 2021 15 © 2017 Sanchez Energy Corporation

SPP Relationship Provides Optionality and Liquidity

SN LISTED NYSE

SN Margin Increases as Additional Midstream Infrastructure Comes On-Line	
Carnero Gathering Line	◆ Carnero Gathering Line reduced SN's transportation fees
Raptor Gas Processing Facility	◆ Raptor Gas Processing Facility reduced the processing fees associated with the majority of Catarina gas
Raptor SECO Pipeline	◆ Improved end markets expected to allow for increased realizations ◆ Estimated in service date April 2017
VelociFrac Fractionator	◆ Improved end markets expected to allow for increased NGL price realizations ◆ Estimated in service date post 2017

Improved Financial Flexibility	
Increased Cash	◆ 2015 asset sales to SPP provided ~$430 million in cash ◆ Carnero Gathering JV interest sold to SPP in 2016 for $44.4 million in total consideration* ◆ Producing assets and Raptor Gas Processing Facility sold to SPP in 2016 for $107 million in total consideration*
Reduced Future Funding Liabilities	◆ Carnero divestiture removed $7.4 million in future capital commitments ◆ Raptor divestiture removed $24.5 million in future capital commitments

* Before normal and customary closing adjustments

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© 2017 Sanchez Energy Corporation

SPP Midstream Relationship

SN LISTED NYSE

Western Eagle Ford Focus Results in Synergies Through SPP's Midstream Asset Base


EagleFord
SN Leases
Oil
Condensate
Dry Gas
ZAVALA
FRIO
MAVERICK
ATASCOSA
DIMMIT
MCMULLEN
LA SALLE
WEBB
DUVAL
Raptor Gas Processing Facility
Carnero Gathering Line
VelociFrac Fractionator
Catarina
VelociFrac Ethane Line
Raptor Seco Pipeline
10
Miles

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© 2017 Sanchez Energy Corporation

Sanchez Energy: Summary Highlights 18 © 2017 Sanchez Energy Corporation Manufacturing Approach to Asset Development  Well costs have decreased greater than 60% since the end of 2014  Over 4,000 net drilling locations with wellhead rate of returns in excess of 50% Transformative Acquisition  Announced $2.3 billion acquisition in the Western Eagle Ford  Provides scale and cost structure benefits Increased Drilling Locations  Leased 110,000 net acres in Maverick and Javelina areas  Added nearly 2,000 net Eagle Ford Shale drilling locations Roadmap to Strengthen Balance Sheet  On pace to generate free cash flow in 2018  Estimated leverage ratio under 3.0x in 2018  Exited 2016 with ~$800 million of liquidity

19 © 2017 Sanchez Energy Corporation Production and Cash Flow Highlights

Sanchez Energy Positioned for Significant Growth Comanche Provides Significant Production Growth While Operating Within Cash Flow in the Next 12-18 Months 1,400 120 1,200 100 1,000 80 800 60 600 40 400 20 200 - 0 2017 2018 2019 SN Standalone Capital SN + Comanche Capital SN Standalone Production SN + Comanche Production Increased Production Growth Outlook  3 year organic production growth CAGR now projected over 10% per year  Production levels double 2016 exit rate by 2018 Legacy Asset Production Continues to Grow  Additional locations in Maverick and improved type curves in South Central Catarina help grow legacy production 20 © 2017 Sanchez Energy Corporation Production (MBoe/d) Capital Spending ($Million)

2017 Capital Guidance Capital ($MM) $160 - $170 Catarina Comanche Palmetto Maverick Comanche DUC Land/Infrastructure/G&G Net Wells Rigs 1.5 Catarina 53 Maverick 1 35 $100 - $110 23% Comanche 3.5 21 $90 - $100 Comanche DUC -- 32 $40 - $50 21% Total 141 $390 - $430 37% Capital ($MM) $5 - $10 10% Net Wells Rigs <1 7% Palmetto 3 2% Land/Infrastructure/G&G $30 - $35 2017 Total Capital Budget: $425 MM - $475MM 2018 Total Capital Budget: ~$500 MM 21 © 2017 Sanchez Energy Corporation Other Eagle Ford Non - Operated 2017 Capital Budget Eagle Ford Operated

Asset Base Expected to Yield Sustainable Cash Flow Growth… Comanche Expected to Deliver Production Growth While Internally Funding CapEx in 2018 * Price Deck: 12/30/2016 NYMEX Strip; Assumes NGL Pricing @ 30% of WTI Free Cash Flow is a non-GAAP financial measure see “Non-GAAP Reconciliation and Measures” 22 © 2017 Sanchez Energy Corporation $150 $100 $50 $0 ($50) ($100) 2017E2018E2019E $150 $100 $50 $0 ($50) ($100) 2017E2018E2019E Cash Flow Neutral SN + Comanche Free Cash Flow ($MM)* SN Free Cash Flow ($MM)*

…And Strengthens the Balance Sheet Production Growth and Free Cash Flow Expected to Reduce Leverage Ratios Significantly Over the Next Two Years 2017E 2018E 2019E 23 * Price Deck: 12/30/2016 NYMEX Strip; Assumes NGL Pricing @ 30% of WTI © 2017 Sanchez Energy Corporation Long-Term Outlook EBITDA Projected to Double by 2018 Generate Free Cash Flow in 2018 Debt Leverage Below 3.0x in 2018 5.0x 4.0x 3.0x 2.0x 1.0x STRIP*$65/$3.50 5.0x 4.0x 3.0x 2.0x 1.0x 2017E 2018E 2019E STRIP*$65/$3.50 SN + Comanche Leverage SN Leverage

Sanchez Energy: Competitive Advantages 1. 2. Multi-Bench Development Sustainable Cost Structure Financial Strategy Competitive Advantages Asset Detail 24 © 2017 Sanchez Energy Corporation

1. Multi-Bench Development 25 © 2017 Sanchez Energy Corporation

Western Eagle Ford Supports Multi-Bench Development 1 Western Eagle Ford Western Eagle Ford Multi-Bench Development Across Western Eagle Ford  Lower, Middle and Upper Eagle Ford Shale with upside in Austin Chalk and Pearsall Shale Western Eagle Ford Has a Lower Well Density Than the Rest of the Eagle Ford  SN holds 335,000 net acres in the Eagle Ford; 4,000+ net drilling locations  Presence of large contiguous ranches facilitate efficient development Western Eagle Ford Has Seen Limited Industry Activity over the past 2-3 Years  Current completion designs yielding significant increase to well results 26 © 2017 Sanchez Energy Corporation Total Eagle Ford Thickness Eagle Ford Well Density

1 Targeting Strategy in the Western Eagle Ford

SN LISTED NYSE

The Western Eagle Ford Is Unique in that the Thickness and Mineralogy Provide for a Multi-Bench Development Strategy





TOC
Brittleness

TARGET BENCH	DEVELOPMENT ZONE
AUSTIN CHALK E	LOWER AUSTIN CHALK
UPPER EAGLE FORD A	UPPER EAGLE FORD
UPPER EAGLE FORD B FRAC BARRIER	
UPPER EAGLE FORD C	MIDDLE EAGLE FORD
UPPER EAGLE FORD D FRAC BARRIER	
LOWER EAGLE FORD A	LOWER EAGLE FORD
LOWER EAGLE FORD B	LOWER EAGLE FORD
LOWER EAGLE FORD C FRAC BARRIER	

27

© 2017 Sanchez Energy Corporation

Current Extent of Multi-Bench Development 1 28 © 2017 Sanchez Energy Corporation Sanchez Now Has a Western Eagle Ford Position of Approximately 335,000 Surface Net Acres, Over 1,000,000 Effective Net Acres, and Over 4,000 Net Drilling Locations

Sanchez is a Leader in Existing Multi-Bench Development 1 60 50 40 30 20 10 0 2014 2015 2016 2017E Development Year  Sanchez is a leader in multi-bench development of the Eagle Ford Over 300 producing wells currently online   Stacked development accounts for greater than 90% of current Catarina development program  Development of multiple zones concurrently enhances total hydrocarbon recovery per acre  Wellhead returns in excess of 50% at current strip* 29 * Price Deck: 12/30/2016 NYMEX Strip; Assumes NGL Pricing @ 30% of WTI © 2017 Sanchez Energy Corporation Number of Wells Drilled Catarina Drilled Wells in Middle & Upper Eagle Ford Multi-Bench Development of Existing Sanchez Assets

Regional Extension of Stacked Targeting 1 All Three Benches in Catarina Thicken Towards the Northwest Lower, Middle, and Upper Eagle Ford targets proven at Catarina  Quality of the Middle and Upper Eagle Ford increases through the extent acquired asset  Quality and thickness of the Lower Eagle Ford significantly increases moving West from Catarina  A A’ Comanche asset is located on the crossover between volatile oil and condensate widows yielding ideal recoveries and returns  Catarina Comanche A A’ 30 © 2017 Sanchez Energy Corporation UEF MEF MEF LEF LEF MEF LEF UEF UEF

Drilling Inventory – Breakeven Analysis 1 600 48 Net Locations Breakeven Oil Price 500 40 400 32 300 24 200 16 100 8 0 0 Comanche Area 5 Maverick Catarina South Central Comanche Area 3 Comanche Area 4 Palmetto Comanche Area 7 Catarina Western Catarina Western Stacked Note: Assumes Flat $3.50 Gas; NGL Pricing @ 30% of WTI Does not include Contingent or Prospective locations Engineered Locations includes SEC Proved locations + locations that are geologically un-risked but do not qualify as SEC PUDs due to factors such as assumed drill timing 31 © 2017 Sanchez Energy Corporation Net Engineered Drilling Locations WTI Breakeven Oil Price @ 10% IRR 2,657 Total Net Engineered Locations – Average Estimated Breakeven Price ~$35/Bbl

2. Sustainable Cost Structure 32 © 2017 Sanchez Energy Corporation

Sustainable Low Cost Position 2 Basin-Centric Operations  Contiguous acreage with active service support  Dense activities providing level-loaded services Unit Based  Initial consideration (processes being restricted)  Disciplined approach with rigorous negotiations Process Oriented  No changes in functional recipes  Optimization of parallel and flat-time processes Execution Competencies  Experienced staff with cyclical market knowledge  Staffed with service and operator backgrounds Direct Sourcing Capabilities Cross-Functional  Integrated process and design structures  Performance driven accountabilities De-bundled assessments and trials Selective optionality for changing times/markets   >50% of Achieved Cost Reductions Are Sustainable $8.0 $6.0 $4.0 $2.0 $0.0 2014 Well Cost Drilling Unit Cost Reductions Rig Day Rate Reductions Completion Service/Labor Reductions Drilling Efficiency Gains Completion De- bundled Commodities CompletionCurrent Well Cost Efficiency Gains 33 © 2017 Sanchez Energy Corporation $MM $7.4 $3.1 Sustainable Cost Structure

SN Cost Structure Comparison to Eagle Ford Peers 2 Average Lateral Length 9,000 $9.0 8,000 $8.0 7,000 $7.0 6,000 $6.0 5,000 $5.0 4,000 $4.0 3,000 $3.0 2,000 $2.0 1,000 $1.0 0 $0.0 * Source: All data excluding the “SN Current” was obtained from RS Energy Group, based on wells drilled in 2016. ** Peers include: APC , CHK, COG, CRZO, DVN, ECA, EOG, EPE, Lonestar, MRO, MUR, NBL, PVA, SFY, SM 34 © 2017 Sanchez Energy Corporation Average Lateral Length (Ft) Eagle Ford Company Disclosed Drilling and Completions Cost ($MM)

Centralized Project Management 2  Scalability: streamlined systems for business intelligence and resource allocations  Tracking: drives an accountable, assembly-line approach to all functions  Differentiation: exception analysis with competitive targets and granular cost support  Commerciality: Finance Team embedded within engineering for economic analysis and decision making 35 © 2017 Sanchez Energy Corporation OPERATIONAL SUPPORT SYSTEM Task management with professional accountability and cross-functional collaboration

Specialization Within Operations 2 PROJECT ENGINEER 1 PROJECT ENGINEER 2 2 Project Management Alignment  Task Knowledge Acceleration  Well-site Management Consistencies  PROJECT ENGINEER 1 PROJECT ENGINEER 1 PROJECT ENGINEER 2 Vendor Loading And Consistencies  1 Ancillary Equipment Synergies  Cost Justifications And Accuracies  PROJECT ENGINEER 1 PROJECT ENGINEER 1 PROJECT ENGINEER 2 PROJECT ENGINEER 2 PROJECT ENGINEER 2 Cross-functional Accountabilities  Scalabilities  36 © 2017 Sanchez Energy Corporation 2015-Current 2011-2013 2014 WATER TRANSFER TEAM (1) MILLOUT TEAMS (1) FLOWBACK (1) FRAC TEAMS (1) FRAC PREP TEAMS (2) PAD 5 PAD 4 PAD 3 PAD 2 PAD 1 COMPLETION SUPPORT WSM PAD 1 WSM 3 PAD 3 WSM 2 PAD 2 COMPLETION SUPPORT PAD 2 PAD 1 WSM WSM 1 Competitive Benefits

Concentrated Acreage Position 2 Concentrated Acreage Leads to Synergies of Scale Cost savings from moving rigs and equipment Shared resources for in-field gathering, water transportation, etc. More efficient drilling process Asset level knowledge retained and applied to neighboring acreage More efficient field level operations Better pricing due to volume and location    50 Mile Radius    37 © 2017 Sanchez Energy Corporation Acreage Position Within a 50 Mile Radius Provides SN a Competitive Advantage

Process Optimization 2 Line-Management Approach  Subdivide well into smaller (and smaller) segments  Construct granular approach to reviewing performances  Focus on flat and non-productive times  Maximize parallel activities Average Days on Surface Prior Conventional Cementing  Cement jobs pumped before rig moves to next surface well or batch 2.00 1.80 1.60 1.40 1.20 1.00 0.80 0.60 0.40 0.20 0.00 Current Offline Cementing  Rig released from surface hole once casing run  Rig moves to next well and spuds same before previous well is cemented 1.88 1.35 Conventional Offline Cementing 38 © 2017 Sanchez Energy Corporation Days Example of Process Optimization – Offline Surface Cementing

Selective De-Bundling & Efficiency Contributes to Sustainability 2 Completion Crew Only SN Chemicals Vendor Completion Services Vendor Acid Vendor SN Logistics Vendor Sand Vendor Fuel Vendor Acid Sand Fuel Logistics Chemicals Prop Intensity (lb/ft) Prop Cost ($/lb)  Reduces Handling Costs  Improves Supplier Flexibilities  Generates Granular Market Intel  Drives Product Consistencies Enables Execution Discipline 2500 $0.25 2000 $0.20 1500 $0.15 1000 $0.10 500 $0.05 0 $- 2012 2013 2014 2015 2016 39 © 2017 Sanchez Energy Corporation Proppant Per Lateral Foot (Lbs.) Proppant Volume and Cost Over Time Benefits of Direct Sourcing Direct Sourcing Pre-Direct Sourcing

2 Manufacturing Efficiency Driven by Scale


Efficiency Growth with Scale

2013

Operations Scale

- 100,000+ Eagle Ford Gross Acres
- ~9,100 Average Boe/d

Manufacturing Initiatives

- Centralized Project Management
- Time-Motion Studies
- Line-Management Practices
- Geo-Science Integration

2015

Operations Scale

- 200,000+ Eagle Ford Gross Acres
- ~52,500 Average Boe/d

Manufacturing Initiatives

- Direct Sourcing
- Task Level Specializations
- Granular Cost Analysis
- Optimized Technologies

2017

Operations Scale

- 585,000+ Eagle Ford Gross Acres
- 78,000 - 82,000 Average Boe/d

Manufacturing Initiatives

- Vertical Integration of Services
- Dedicated Plant Runs
- Customized Tools and Equipment
- Big Data Analytics

40

© 2017 Sanchez Energy Corporation

Drilling Cost Reduction Durability 2 $2.0 $1.8 $1.6 $1.4 $1.2 $1.0 23% of Current Cost $0.8 $0.6 $0.4 $0.2 $0.0 2015 Cost Current Cost Future Cost - Projected Services Inflation 41 © 2017 Sanchez Energy Corporation $ MM Contracted Costs - Short-term Rig Rates Ancillary Services Site Constructions OCTG & Logistics Sustainable Costs $75,000 Contracted Costs– Long-term Rig Rates Rig Moves Mud Services OCTG & Logistics Sustainable Costs $480,000 SN Owned Service Equipment Storage Tanks Light Towers Generators Misc Trucking Sustainable Costs $30,000 $0.4MM Efficiency Savings $1.6 1.0 $1.3 0.7 Inflation Risk: 0.6 0.6 Term Contracted Market Rate $1.7 46% of Drilling Services Contracted Through 2017

Completions Cost Reduction Durability 2 $2.5 $2.0 $1.5 13% of Current Cost $1.0 $0.5 $- 2015 Cost Current Cost Future Cost - Projected Services Inflation 42 © 2017 Sanchez Energy Corporation $ MM Contracted Costs – Short-Term Proppant and Logistics Coil Tubing and Tools Service Rigs Frac and Coil Tubing Chemicals Sustainable Costs $590,000 Contracted Costs– Long-Term Frac Hydraulic Horsepower Wireline Perforating Frac Plugs Cranes Frac Stack Services Sustainable Costs $345,000 SN Owned Service Equipment Frac Stacks Zipper Manifolds Choke Manifolds Frac Tanks Water Transfer Pumps Light Towers Sustainable Costs $45,000 $0.8MM Efficiency Savings $1.7 $1.5 $0.7 $0.5 Inflation Risk: $1.0 $1.0 Term Contracted Market Rate $2.3 67% of Completion Services Contracted Through 2017

Sensitivity & Sustainability 2 NGL Price Assumption = 30% WTI Oil Note: Assumes areas average well design 43 © 2017 Sanchez Energy Corporation Oil Price ($/Bbl) $55 $65 $75 Gas Price ($/MMBtu) $3.00 $3.25 $3.50 Estimated Well Costs $3.2MM $3.8MM $4.3MM $2.80 $3.33 $3.77 F&D ($/Boe) NPV $4,026M $5,283M $6,640M IRR 86% 95% 100%+ Catarina South Central Well Economics

Sanchez Energy: Asset Detail 3. Asset Detail o o o o Comanche Catarina Maverick Javelina Financial Strategy Competitive Advantages Asset Detail 44 © 2017 Sanchez Energy Corporation

Western Eagle Ford Assets 3 MAVERICK COMANCHE CATARINA JAVELINA 45 © 2017 Sanchez Energy Corporation

Comanche 46 © 2017 Sanchez Energy Corporation

Comanche Asset Development 3 ~61,000 Acreage Locations 5 1 6 3 2 4 7 MM 2017 Capital Activity Focused on DUC Completion and Drilling in Areas 3 and 5 Offsetting Catarina *Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI 47 © 2017 Sanchez Energy Corporation Total Net EF Net Locations ~1,000 Average EUR ~625 MBoe Average IRR 70-100%+ Average NPV10 $3,079 - $5,247 ($M) Net Asset Value ~$2.6 Billion 2017 Development Activity Net Capital Allocation $130-$150 D&C Activity 53 Net Wells Rig Activity 3.5 Rigs Transformative Acquisition Results in Addition of ~$2.6 Billion in Net Asset Value

Completion Enhancements Unlocking Increased Type Curves 3 2016 Completion 2015 Completion Pre-2014 Completion Producing Days 48 © 2017 Sanchez Energy Corporation Cumulative Boe 2016 Completions Proppant Loading (lbs/ft) 1,750 – 2,000 Stage Spacing (ft.) 200-250 Well Cost ($MM) $3.0 3 Stream EUR (MBoe) 600 – 1,150 Pre-2014 Completions Proppant Loading (lbs/ft) 750 – 1,200 Stage Spacing (ft.) 250-300 Well Cost ($MM) $7.5 3 Stream EUR (MBoe) <450 Impact of Completion Design on Catarina Well Results

Extensive Field Infrastructure Ready for Development 3 Extensive Field Gathering and Water Infrastructure Throughout Comanche Identified for further Infrastructure Buildout Water Infrastructure Comanche Acreage Gas Gathering Oil Gathering Water Infrastructure Water infrastructure is sufficient in Areas 3, 4, 5, and 7  Pipeline system will support up to 12 rigs and 6 frac spreads of simultaneous activity 18” and 22” trunk lines with 18” spur lines to ~85% of the acreage position 548 miles of gas pipeline and 241 miles of oil pipeline 24 compressor stations with centralized delivery points 49 © 2017 Sanchez Energy Corporation Comanche Water Infrastructure 3rd Party Gathering System

Western Eagle Ford Stacked Development 3 There Has Been Significant Development of the MEF and UEF Across Western Eagle Ford SN Leading the Way With Stacked Development in Catarina 50 © 2017 Sanchez Energy Corporation Upper Eagle Ford Thickness Upper Eagle Ford Hydrocarbon Thickness

3 Multi-Bench Development Potential at Comanche

SN LISTED NYSE




TOC
Brittleness

TARGET BENCH	DEVELOPMENT ZONE	FUTURE DEVELOPMENT LOCATIONS
AUSTIN CHALK E	LOWER AUSTIN CHALK	850-1,200
UPPER EAGLE FORD A	UPPER EAGLE FORD	~1,700
UPPER EAGLE FORD B FRAC BARRIER		
UPPER EAGLE FORD C	MIDDLE EAGLE FORD	~1,700
UPPER EAGLE FORD D FRAC BARRIER		
LOWER EAGLE FORD A		
LOWER EAGLE FORD B	LOWER EAGLE FORD	~800
LOWER EAGLE FORD C FRAC BARRIER		

Note: "Future Development Locations" are representative of gross locations

© 2017 Sanchez Energy Corporation

51

Comanche: Area 3 Asset Development 3 *Price Deck: Price Deck: 12/30/16 Strip; Assumes NGL Pricing @ 30% of WTI 52 © 2017 Sanchez Energy Corporation Total Acreage ~100,000 Gross Acres Gross Locations 2,000+ Locations Average WI/NRI 24%/18% Average IRR 71% Average EUR 633 MBoe Area 3

Comanche: Area 3 Overview 3 *Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI AC 140’ Upper EF Middle EF 100’ Lower EF BUDA 600’ 53 © 2017 Sanchez Energy Corporation Area 3 – Target Strategy 2017 Activity In Area 3 Net Capital ~$80MM Drilling of 61 Gross Development Wells Completions of 40 Gross Development Wells Completions of 80 Gross DUCs Comanche Area 3 Oil IP (Bbl/d) Initial Decline (%) Oil EUR (MBbl) 520 78.0% 258 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 2,487 74.0% 1,123 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 129 188 3 Stream EUR (MBoe) 633 % Oil 41% Well Cost ($M) $3,200 NPV10 ($M)* $3,079 IRR (%)* 71%

Comanche: Area 3 Well Economics 3 NGL Price Assumption = 30% WTI Oil 54 © 2017 Sanchez Energy Corporation Oil Price ($/Bbl) $55 $65 $75 Gas Price ($/MMBtu) $3.00 $3.25 $3.50 Estimated Well Costs $3.2MM $3.8MM $4.3MM $5.06 $6.00 $6.79 F&D ($/Boe) NPV 2,968 4,010 5,149 IRR 66% 76% 92%

Comanche: Area 5 Asset Development 3 *Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI 55 © 2017 Sanchez Energy Corporation Total Acreage ~50,000 Gross Acres Gross Locations 600+ Locations Average WI/NRI 25%/19% Average IRR 100%+ Average EUR 607 MBoe Area 5

Comanche: Area 5 Overview 3 *Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI AC Upper EF 160’ Middle EF Lower EF BUDA 600’ 56 © 2017 Sanchez Energy Corporation Area 5 – Target Strategy 2017 Activity In Area 5 Net Capital ~$55MM Drilling of 51 Gross Development Wells Completions of 20 Gross Development Wells Completions of 50 Gross DUCs Comanche Area 5 Oil IP (Bbl/d) Initial Decline (%) Oil EUR (MBbl) 740 77.0% 413 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 1,289 71.0% 582 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 129 98 3 Stream EUR (MBoe) 607 % Oil 68% Well Cost ($M) $3,200 NPV10 ($M)* $5,247 IRR (%)* 100%+

Comanche: Area 5 Well Economics 3 NGL Price Assumption = 30% WTI Oil 57 © 2017 Sanchez Energy Corporation Oil Price ($/Bbl) $55 $65 $75 Gas Price ($/MMBtu) $3.00 $3.25 $3.50 Estimated Well Costs $3.2MM $3.8MM $4.3MM $5.27 $6.26 $7.08 F&D ($/Boe) NPV 5,020 6,480 8,035 IRR 100%+ 100%+ 100%+

Regional Correlation to Appraisal Areas 1/2/7 3 A A’ Comanche Area 2 Maverick Area A’ Areas 1, 2, & 7 are on trend at similar present-day depths & subsurface properties to SN properties in Dimmit and Zavalla Counties, where we completed an active 2016 stacked zone appraisal program. A 1/2 7 58 © 2017 Sanchez Energy Corporation LEF LEF MEF LEF MEF MEF UEF UEF UEF

Comanche Development Plan 3 DUCs In Focus for 2017  Acquired 132 gross Lower Eagle Ford Shale drilled but uncompleted wells  Over 40% of 2017’s Comanche capital budget allocated to DUCs  Completing DUC inventory is the highest rate of return projects in Sanchez’s portfolio  Costs approximately $1.7 MM to complete a well 50-60 60 50 40 30 20 10 0 1Q 2017E 2Q 2017E 3Q 2017E 4Q 2017E Ramping Up Drilling Activity – 2H17 Impact on Production  Infill drilling opportunities around current DUC inventory  Drilling in areas where current midstream & water infrastructure already exists  Activity focused on areas 3 and 5  Drilling activity focused on Lower, Middle & Upper Eagle Ford 6 5 5 5 4 3 2 1 0 1Q 2017E 2Q 2017E 3Q 2017E 4Q 2017E 59 © 2017 Sanchez Energy Corporation Rig Count by Quarter # of DUCs Turned to Sales 4 Comanche Operated Rig Count 30-40 20-30 2017 DUC Production Schedule

Catarina 60 © 2017 Sanchez Energy Corporation

Catarina Asset Development 3 ~106,000 Acreage Locations MBoe $2,247 - $4,546 ($M) MM *Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI 61 © 2017 Sanchez Energy Corporation 2017 Development Activity Capital Allocation $160-$170 D&C Activity 53 Net Wells Rig Activity 1.5 Rigs Total Gross Net Locations 1,400+ Average EUR 600 - 1,150 Average IRR 45-100%+ Average NPV10 Net Asset Value ~$1.8 Billion Significant Expansion of South Central and Western Stacked Inventory

Maximizing Catarina Hydrocarbon Recovery 3 Western Development Western Vertical Integration South Central Appraisal Eastern Exploration Successful 2016 Appraisal to North Successful 2016 Appraisal; In Stacked Development 62 © 2017 Sanchez Energy Corporation Potential Recovery SN 2016 Development & Appraisal Resulted in Significantly Increased Value

3

Catarina South Central Asset Development

SN LISTED NYSE

Focus on Development Row Cropping With Step Out Appraisal


Upper EagleFord Thickness
SN Leases
10
Miles
Catarina Development
E33 Appraisal Inventory Growth
E44 Appraisal Inventory Growth
Drilled Wells
SN Leases
Oil
Condensate
Dry Gas
4
Miles

South Central Catarina	
Total Acreage	~25,000 Gross Acres
Gross Locations	200+ Locations
Average WI/NRI	100%/75%
Average IRR	~100%+
Average EUR	~1.1 MMBoe

**Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI*

63

© 2017 Sanchez Energy Corporation

South Central Catarina 3 Days *Price Deck: Price Deck: 12/30/16 Strip; Assumes NGL Pricing @ 30% of WTI South Central Catarina Development Driven by 3D Seismic Data And Stratigraphy, Further Defining the High Rate of Return Target Window 64 © 2017 Sanchez Energy Corporation Gas Rate (MCFD) SC Calculated Net Pay SC CATARINA Oil IP (BBl/d) Initial Decline (%) Oil EUR (MBbl) 420 78% 236 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 4,300 68% 2,874 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 119 427 3 Stream EUR (MBoe) 1,142 % Oil 21% Well Cost ($M) $3,200 NPV10 ($M)* $4,546 IRR (%)* 100%+

3

South Central Delineation & Expansion

SN LISTED NYSE

South Central Appraisal & Inventory Growth


E44 Potential Appraisal Inventory Growth
2017 Appraisal Activity
2016 Appraisal Inventory Growth
2016 Appraisal Activity
Catarina Drilled Wells
SN Leases
C1
B1
E44
E33

3D Seismic Spectral Decomposition


2017 Appraisal Activity
2016 Appraisal Activity

- Strong Results from E33 driving appraisal to test northern extent of seismic body
- Seismic and well based stratigraphy trend
- Further appraisal has potential to open up 60+ additional development locations
- Recent B1 results show similar geology to South Central and similar oil cut as Western Catarina

65

© 2017 Sanchez Energy Corporation

3

2016 Catarina Appraisal Results

SN LISTED NYSE

Piloncillo E33 (Pilot + 4 MEF laterals)

- Highest IP rate pad brought online to date (1,500-1,800 Boe/d per well)
- Exceeds south central type curve

Piloncillo A25 (Pilot + 3 UEF/MEF laterals)

- Successful step out test of UEF/MEF stack
- High fluid volume test and high proppant volume test

Piloncillo B1 (Pilot + 4 MEF laterals)

- North Central step-out appraisal linking West Stack to South Central
- Completions design testing
- Performance exceeds west stack type curve, particularly for yield


East
B-1
West Stack
South Central
A-25
E-33
West

SC CATARINA E33		
Oil	IP (Bbl/d)	575
	Initial Decline (%)	73.0%
	Oil EUR (MBbl)	411
Gas	IP (Mcf/d)	5,000
	Initial Decline (%)	70.0%
	Gas EUR (MMcf)	3,200
NGL	NGL Yield (Bbl/MMcf)	119
	NGL EUR (MBbl)	476
3 Stream EUR (MBoe)		1,420
% Oil		*29%*
Well Cost ($M)		$3,200

66

© 2017 Sanchez Energy Corporation

South Central Catarina Well Economics 3 NGL Price Assumption = 30% WTI Oil 67 © 2017 Sanchez Energy Corporation Oil Price ($/Bbl) $55 $65 $75 Gas Price ($/MMBtu) $3.00 $3.25 $3.50 Estimated Well Costs $3.2MM $3.8MM $4.3MM $2.80 $3.33 $3.77 F&D ($/Boe) NPV $4,026M $5,283M $6,640M IRR 86% 95% 100%+

3 Western Catarina Multi-Bench Development

SN LISTED NYSE

Focus On Stacked UEF – MEF Row Cropping Development Following Successful 2015-16 Appraisal



Upper EagleFord Thickness
SN Leases
Maverick
Dimmit
Webb
La Salle
10
Miles
Catarina Development
Wellbore Placement
Upper - Middle
PDP
SN Leases
Oil
Condensate
Dry Gas
West Stack
West
2
Miles

Western Catarina	
Total Acreage	**~30,000 Gross Acres**
Gross Locations	~700 Locations
Average WI/NRI	100%/75%
Average IRR	~47%
Average EUR	600 - 900 MBoe

**Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI*

68

© 2017 Sanchez Energy Corporation

Western Catarina Development 3 Stacked development focused in the Lower and Middle Eagle Ford Significant amount of additional high rate of return drilling inventory remaining Successful infill and step-out drilling program to date continues to yield strong returns at current strip pricing    Producing Days *Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI 69 © 2017 Sanchez Energy Corporation Gas Rate (Mcf/d) Western Catarina Type Curve WESTERN CATARINA Oil IP (Bbl/d) Initial Decline (%) Oil EUR (MBbl) 200 65.0% 181 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 3,000 65.0% 2,175 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 119 324 3 Stream EUR (MBoe) 867 % Oil 21% Well Cost ($M) $3,200 NPV10 ($M) $2,451 IRR (%) 46%

3 Western Catarina Stacked Development

SN LISTED NYSE

- Catarina is now being developed exclusively through stacked development in Northwest Catarina
  - ~300 wells currently producing in the Middle and Upper Eagle Ford
- Upper Eagle Ford southern limit delineated using existing pilots
- Regionally extensive across Maverick Basin; direct tie to SN's Maverick Eagle Ford area

WEST STACKED CATARINA		
Oil	IP (Bbl/d)	375
	Initial Decline (%)	77.0%
	Oil EUR (MBbl)	214
Gas	IP (Mcf/d)	2,100
	Initial Decline (%)	70.0%
	Gas EUR (MMcf)	1,267
NGL	NGL Yield (Bbl/MMcf)	119
	NGL EUR (MBbl)	188
3 Stream EUR (MBoe)		614
% Oil		35%
Well Cost ($M)		$3,200
NPV10 ($M)*		$2,247
IRR (%)*		48%

*Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI



PILONCILLO A 25HZ [MD]
UEF
MEF
LEF



Gas Rate (MCFD)
Days
A 01H
A 02H
A 18H
A 23H
A 25H
A 31H
W-SO

70

© 2017 Sanchez Energy Corporation

Western Stacked Development - Catarina Well Economics 3 NGL Price Assumption = 30% WTI Oil 71 © 2017 Sanchez Energy Corporation Oil Price ($/Bbl) $55 $65 $75 Gas Price ($/MMBtu) $3.00 $3.25 $3.50 Estimated Well Costs $3.2MM $3.8MM $4.3MM $5.21 $6.19 $7.00 F&D ($/Boe) NPV $1,932M $2,655M $3,480M IRR 41% 46% 52%

3 Resulting Impact of Catarina Asset Development

SN LISTED NYSE

Catarina Development Potential				
	Total Drilling Locations	**EUR (Per Well)**	**Average Breakeven Price**	**Undeveloped Asset Value**
At Acquisition*	162	~450 MBoe	~$75	~$150 MM
Current	1,400+	600 – 1,150 MBoe	~$35	~$1,400 MM

28 Years of Drilling Inventory at 50 Wells Per Year

PDP at Acquisition



Acquired Wells
Oil
Condensate
Dry Gas
DIMMIT
LA SALLE
3
Miles

Current View of Engineered Locations



Producing Well
Planned Well
SN Leases
Oil
Condensate
Dry Gas
DIMMIT
LA SALLE
3
Miles

**Acquisition Price Deck: Oil($/Bbl) / Gas($/Mcf): 2014: $98.00/$4.75; 2015: $89.00/$4.25; 2016+: $80.00/$4.00; Assumes NGL Pricing @ 30% of WTI*

© 2017 Sanchez Energy Corporation

72

Maverick 73 © 2017 Sanchez Energy Corporation

Maverick Asset Leasing & Development 3 Locations MM 74 *Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI © 2017 Sanchez Energy Corporation Total Gross Acreage ~100,000 Net Locations ~1,000 Average EUR 350 MBoe Average IRR 60-80% Average NPV10 ($M) $3,371 Net Asset Value ~$1 Billion 2017 Development Activity Capital Allocation $100-$110 D&C Activity 35 Net Wells Rig Activity 1 Net Rig Added Over 750 Total Net Drilling Locations

Maverick Inventory Growth 3 65,000 net acres leased in 2016 518 drilling locations (single zone LEF) identified at 75 acre spacing More than 1,000 net locations when stacking used in two zones Dual and triple stacking appraisals ongoing     75 © 2017 Sanchez Energy Corporation Current View of Engineered Locations

Unlocking Maverick Updip Oil Play 3 Combination of targeting, completion design and lift has effectively unlocked large up-dip oil resource in the Western Eagle Ford of Zavala and Dimmit Counties Modern completion design has yielded significant improvement in oil rates and EUR’s Targeting incorporates reservoir quality (OOIP & TOC) as well as completion quality (Brittleness)    Lift techniques are being used to optimize long term well stable performance  200,000 180,000 160,000 140,000 120,000 100,000 80,000 60,000 40,000 20,000 0 0 100 200 300 400 500 600 700 Days 76 © 2017 Sanchez Energy Corporation Cum Boe Lift Install CURRENT COMPLETION DESIGN PRE-2014 COMPLETION DESIGN Lift Install Lift Completion Design EaEaggleleFFoorrdd TThiickneessss

Maverick Organic Stacked Zone Growth 3 Eagle Ford high oil saturation unlocked through targeting & completion design Stacking success at Catarina directly applicable to Maverick oily acreage   LEF/MEF/UEF stack in flow back LEF/UEF stack in flow back 77 © 2017 Sanchez Energy Corporation LEF MEF UEF AC

Maverick Regional 3 2017 Maverick development activity 35 net wells at 750 ft in-zone spacing 2016 appraisal focused on double and triple stacking Eagle Ford target intervals 500+ well inventory for single zone LEF; nearly doubles with UEF stack    Maverick TC *Price Deck: Price Deck: 12/30/16 Strip; Assumes NGL Pricing @ 30% of WTI Days 78 © 2017 Sanchez Energy Corporation Oil Rate (BOPD) MAVERICK Type Curve Oil IP (Bbl/d) Initial Decline (%) Oil EUR (MBbl) 550 76% 329 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 120 68% 62 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 117 11 3 Stream EUR (MBoe) 350 % Oil 94% Well Cost ($M) $3,000 NPV10 ($M)* $3,371 IRR (%)* 79%

Maverick Well Economics 3 NGL Price Assumption = 30% WTI Oil 79 © 2017 Sanchez Energy Corporation Oil Price ($/Bbl) $55 $65 $75 Gas Price ($/MMBtu) $3.00 $3.25 $3.50 Estimated Well Costs $3.0MM $3.6MM $4.1MM $8.57 $10.29 $11.71 F&D ($/Boe) NPV $3,139M $3,994 $4,951M IRR 74% 77% 83%

Javelina 80 © 2017 Sanchez Energy Corporation

Javelina Leasing 3 Locations Million *Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI 81 © 2017 Sanchez Energy Corporation Total Net Acreage ~45,000 Net Locations ~300 Average EUR 12 Bcfe Net Asset Value ~$600 Significant Eagle Ford Dry Gas Optionality

Javelina Eagle Ford Down-dip Gas 3 Javelina Gas Play encompasses proven Eagle Ford down-dip areas in Webb & LaSalle Counties  A Accumulated 45,000 acres through organic leasing in 2016 Proven Lower Eagle Ford Shale with Upper Eagle Ford as upside value Synergies with SN Western Eagle Ford operations and near term midstream expansion    A’ SC Catarina Javelina A *Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI 82 © 2017 Sanchez Energy Corporation A’ Eagle Ford JAVELINA Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 11,800 64.0% 12,000 1 Stream EUR (MBoe) 2,000 % Oil 0% Well Cost ($MM) $6.0 - $7.5

Sanchez Energy: Financial Strategy 4. Financial Strategy Financial Strategy Competitive Advantages Asset Detail 83 © 2017 Sanchez Energy Corporation

Financial Strategy 4 Maintain Adequate Liquidity  Monetized non-core assets to build liquidity No near term debt maturities   Achieve Upside Through Balanced Commodity Mix  Continue Active Hedge Program to De-Risk Cash Flows  Focus on Remaining a Low Cost Leader  Improves margins Drives value creation for shareholders   Decrease Leverage Through Cash Flow Growth  84 © 2017 Sanchez Energy Corporation

Maintain Adequate Liquidity 4 Year-End 2016 Cash Balance of Approximately $500 Million  $300 Million Undrawn Revolver At Restricted Subsidiaries  $350 million borrowing base New non-recourse senior revolver planned for Comanche acquisition   Significant Headroom To Senior Debt Leverage Covenant Under Revolver  Comanche acquisition expected to improve total leverage ratio over one turn in 12 to 18 months  85 © 2017 Sanchez Energy Corporation

Monetize Non-Core Assets to Build Liquidity 4 2015 Asset Sales to SPP Provided ~$430 Million in Cash  Carnero Gathering JV Interest Sold to SPP in 2016 for $44.4 Million in Total Consideration*  $37.0 million in cash $7.4 million in capital obligations transferred to SPP   Producing Assets and Raptor Gas Processing Facility Sold to SPP in 2016 for $107 Million in Total Consideration*  $74.7 million in cash $32.3 million in capital obligations transferred to SPP   Sale of Non-Core Eagle Ford Assets in 2016 for ~$181 Million*  * Before normal and customary closing adjustments 86 © 2017 Sanchez Energy Corporation

Extended Debt Maturity Runway 4  No Bonds Maturing Until 2021  Revolver Currently Undrawn  Robust Covenant Headroom High yield has no financial maintenance covenants Maintenance covenants under existing revolver are:   1.0x Current Ratio 2.0x Net First Lien Debt/LTM EBITDA   $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2016 2017 2018 2019 2020 2021 2022 2023 Undrawn Revolving Credit Facility 7.75% Senior Notes 6.125% Senior Notes Note: 7.75% Senior Notes mature June 2021; 6.125% Senior Notes mature January 2023 87 © 2017 Sanchez Energy Corporation ($ MM) $1,150 $600 $300

Achieve Upside Through Blended Commodity Mix 4 NGL Discount to WTI Expected to Shrink  Multiple ethane crackers expected to come online starting in 2017 Growing propane exports   Natural Gas Strategically located near export lines to Mexico LNG exports growing Oil   Higher realized prices than Permian and Bakken Ability to ramp oil by focusing activity in high oil cut areas   Diversified Exposure To All Three Commodity Streams Allows for Capital Allocation Decisions To Be Product Neutral NGL 19% NGL 31% Oil Gas NGL Oil Gas NGL * Reflects commodity mix for nine months ended 9/30/16 88 © 2017 Sanchez Energy Corporation 2016 Commodity Mix (% of Revenue)* 2016 Commodity Mix (% of Production)*

Continue Active Hedging Program to De-Risk Cash Flow 4 Protect capital budget and guarantee a certain level of cash flows through the hedging program Lock in attractive rates of return by opportunistic hedging Consistent hedging program limits exposure to commodity cycle    100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% $3.20 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% $90.00 $3.10 $80.00 $3.00 $70.00 $2.90 $60.00 $2.80 $50.00 $2.70 $40.00 $2.60 $2.50 $30.00 89 © 2017 Sanchez Energy Corporation $/Bbl $/MMBtu % of 3Q16 production % of 3Q16 production Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2017 2018 Oil Hedging Natural Gas Hedging

Focus on Remaining a Low Cost Leader 4 Cash G&A LOE Taxes Interest & Dividends $50.00 $45.00 $40.00 $35.00 $30.00 $25.00 $20.00 $15.00 $10.00 $5.00 $- (1)(2) (1)(2) 2011(1)(2) (1)(2) (1)(2) (1)(3) 2012 2013 2014 2015 3Q 2016 (1) For the years ended Dec. 31, 2012, 2013, 2014, 2015 and three months ended Sept. 30, 2016 cash G&A excludes non-cash stock-based compensation of approximately $25.5 million ($54.49/Boe), $17.8 million ($4.58/Boe), $12.8 million ($1.15/Boe), $14.8 million ($0.77) and $12.8 million ($2.70/Boe), respectively. For the years ended Dec. 31, 2013, 2014 and 2015 cash G&A excludes acquisition and divestiture cost of $4.1 million ($1.07), $1.8 million ($0.16) and $3.8 million ($0.20/Boe), respectively. Includes preferred dividends paid in common equity in Interest and Dividends and amortization of deferred gain associated with Western Catarina Midstream divestiture (2) (3) 90 Note: Cash G&A is a non-GAAP financial measure see “Non-GAAP Reconciliation and Measures” and LOE represents oil and natural gas production expense. © 2017 Sanchez Energy Corporation Total Cash Operating Cost Per Barrel $45.06 $4.78 $41.46 $4.53 $9.37 $7.26 $27.56 $26.09 $30.91 $10.99 $9.34 $19.72 $19.17 $24.95 $7.10 $3.89 $4.47 $8.46 $9.21 $8.30 $8.23 $4.40 $2.89 $2.89 $2.98 $7.13 $4.72 SN’s Low Cost Leadership Improves Margins and Supports the Company’s Capital Program

2017 Production and Cost Guidance 4 Guidance(1) FY 2017 FY 2018 Production Volumes: Oil (Bbls/d) NGLs (Bbls/d) Natural Gas (Mcf/d) 29,250 - 30,750 23,010 - 24,190 154,440 - 162,360 39,200 - 41,160 28,800 - 30,240 192,000 - 201,600 Barrel of Oil Equivalent (Boe/d) 78,000 - 82,000 100,000 - 105,000 Operating Costs & Expenses : Cash Production Expense ($/Boe)(2) Non-Cash Production Expense ($MM) Production & Ad Valorem Taxes (% of O&G Revenue) Cash G&A ($/Boe)(3) $9.00 - $10.00 $15 5% - 6% $2.00 - $2.50 (1) (2) (3) Assumes each period is operated in ethane rejection; Subsequent quarterly production may fluctuate due to the effects of pad drilling (typical pad size will vary between 5 and 10 wells per pad) Cash Production Expense guidance only relates to production expenses reported on the cash flow statement and does not include the effect from the deferred gain related to the Western Catarina Midstream Divestiture. Excludes stock based compensation. 91 © 2017 Sanchez Energy Corporation

Roadmap To Financial Strength 4 2017E 2018E 2019E * Price Deck: 12/30/2016 NYMEX Strip; Assumes NGL Pricing @ 30% of WTI 92 © 2017 Sanchez Energy Corporation Long-Term Outlook EBITDA Projected to Double by 2018 Generate Free Cash Flow in 2018 Debt Leverage Below 3.0x in 2018 5.0x 4.0x 3.0x 2.0x 1.0x STRIP*$65/$3.50 5.0x 4.0x 3.0x 2.0x 1.0x 2017E2018E2019E STRIP*$65/$3.50 SN + Comanche Leverage SN Leverage

Financial Strategy = Roadmap to Financial Strength 4 Maintain Adequate Liquidity  Monetize non-core assets to build liquidity No near term debt maturities   Achieve Upside Through Balanced Commodity Mix  Continue Active Hedge Program to De-risk Cash Flows  Focus on Remaining a Low Cost Leader  Improves margins Drives value creation for shareholders   Decrease Leverage Through Cash Flow Growth  93 © 2017 Sanchez Energy Corporation

94 © 2017 Sanchez Energy Corporation Summary

Execution Focused in 2017 Integrate Acquired Assets Leverage Increased Scale of Operations to Further Improve Cost Structure Work Off Drilled and Uncompleted Well (DUC) Backlog in 2017 Expand Multi-Bench Development to Acquired Acreage 95 © 2017 Sanchez Energy Corporation Key Components to 2017 Operating Strategy Manufacturing Efficiency Driven by Scale Capacity to Integrate Acquisition Successful Track Record of Acquisition Integration

96 © 2017 Sanchez Energy Corporation Appendix

Detailed Hedge Position Daily Volume Swaps Collars 5,000 2,000 $51.70 $45.00 Swaps 120 $3.07 $62.00 1Q17 Total Volume 120 1Q17 Total Volume 7,000 Swaps 104 $3.05 Swaps Collars 5,000 2,000 $51.70 $45.00 2Q17 Total Volume 104 $62.00 Swaps 120 $3.08 2Q17 Total Volume 7,000 3Q17 Total Volume 120 Swaps Collars 5,000 2,000 $51.70 $45.00 Swaps 103 $3.05 $62.00 4Q17 Total Volume 103 Swaps 94 $3.03 Swaps Collars 5,000 2,000 $51.70 $45.00 $62.00 Swaps 84 $3.02 4Q17 Total Volume 7,000 Swaps 75 $3.02 3Q18 Total Volume 75 Swaps 71 $3.01 4Q18 Total Volume 71 Swaps 20 $3.02 1Q19 Total Volume 20 Swaps 20 $3.02 2Q19 Total Volume 20 Swaps 20 $3.02 3Q19 Total Volume 20 Swaps 20 $3.02 4Q19 Total Volume 20 97 © 2017 Sanchez Energy Corporation 2Q18Total Volume84 1Q18Total Volume94 3Q17 Total Volume7,000 Natural Gas Hedges QuarterType of ContractMMBtus/dSwap Price Crude Oil Hedges Quarter Daily Volume Type of ContractBbls/dFloor PriceCeiling Price

Non–GAAP Reconciliation and Measures The Company presents the net present value (denoted “NPV” or “NPV10” in the presentation) of our reserves attributable to our Engineered and Contingent Locations as of December 30, 2016, which is equal to the present value, discounted at 10% per annum, of the estimated fair value of future cash flows of our these net of capital and operating costs, before deducting future income taxes. The Company has used a specified price deck and reserve classifications as described in this presentation. These assumptions do not coincide with SEC pricing or reserve classification guidelines. The Company does not believe NPV to be a “Non-GAAP financial measure,” as defined in SEC rules, since GAAP does not provide for disclosure of the Standardized Measure as of an interim date or when using non-SEC guided assumptions and the Company believes there is no directly comparable GAAP measure; therefore it is not practicable to provide a reconciliation to any GAAP measure. The Company uses NPV as an arbitrary reserve asset value measure to compare against past reserve bases and the reserve bases of other business entities. NPV should not be considered as an estimate of fair market value or as an alternative to PV-10 or Standardized Measure. The Company’s calculations of NPV are based on numerous assumptions that may change as a result of future activities or circumstances. EBITDA is defined by the Company as net income (loss) PLUS: (1) interest expense, including net losses (gains) on interest rate derivative contracts; (2) net losses (gains) on commodity derivatives; (3) net settlements received (paid) on commodity derivatives; (4) depletion, depreciation, amortization, and accretion; (5) stock-based compensation expense; (6) acquisition costs included general and administrative; (7) income tax expense (benefit); (8) loss (gain) on sale of oil and natural gas properties; (9) impairment of oil and natural gas properties; and (10) other non-recurring items that we deem appropriate; LESS: (1) premiums on commodity derivative contracts; (2) interest income; and (3) other non-recurring items that we deem appropriate. Adjusted EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure, or historical cost basis. It is also used to assess our ability to incur and service debt and fund capital expenditures. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flow provided by or used in operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. This presentation contains disclosure of free cash flow, which is a “non-GAAP financial measure,” as defined in SEC rules. Free cash flow is presented herein because of the wide acceptance of such measure by the investment community as financial indicators of a company’s ability to internally fund exploration and development activities. We also view the non-GAAP measure of free cash flow as a useful tool for comparisons of our financial indicators with those of peer companies that follow the full cost method of accounting. Free cash flow should not be considered as an alternative to net income or other cash flow presentations, as defined by GAAP. We have not included in this presentation forward-looking cash flows from operating activities because such information is not accessible on a forward-looking basis without an unreasonable effort. We are unable to provide a reconciliation of the forward-looking non-GAAP financial measure, free cash flow, to the most directly comparable GAAP financial measure, cash flows from operating activities, because the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not available to us without unreasonable efforts. The probable significance of providing this forward-looking non-GAAP financial measure without the directly comparable GAAP financial measure is that such GAAP financial measure may be materially different from the corresponding non-GAAP financial measure. This presentation contains disclosure of cash production expense, which is a “non-GAAP financial measure,” as defined in SEC rules. Cash production expense equals production expense minus non-cash production expenses. Cash production expense is presented herein in an attempt to assist the public in understanding the difference between production expense as will be reported in SEC filed financials. We also view the non-GAAP measure of cash production expense as a useful tool for comparisons of our financial indicators with those of peer companies. Cash production expense should not be considered as an alternative to production expense presentations, as defined by GAAP. This presentation contains disclosure of cash G&A per Boe, which is a “non -GAAP financial measure,” as defined in SEC rules. Cash G&A expense equals G&A excluding certain non-recurring acquisition and divestiture expenses and stock based compensation. Cash G&A is reported herein because this measure is commonly used by management, analysts and investors as an indicator of cost management and operating efficiency on a comparable basis from period to period. In addition, management believes cash G&A per Boe is used by analysts and others in valuation, comparison and investment recommendations of companies in the oil and gas industry to allow for analysis of G&A spend without regard to stock-based compensation programs which can vary substantially from company to company. Cash G&A per Boe should not be considered as an alternative to, or more meaningful than, total G&A per Boe as determined in accordance with U.S. GAAP and may not be comparable to other similar titled measures of other companies. We have not included in this presentation forward-looking G&A per Boe because such information is not accessible on a forward-looking basis without an unreasonable effort. We are unable to provide a reconciliation of the forward-looking non-GAAP financial measure, cash G&A per Boe, to the most directly comparable GAAP financial measure, G&A per Boe, because the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not available to us without unreasonable efforts. The probable significance of providing this forward-looking non-GAAP financial measure without the directly comparable GAAP financial measure is that such GAAP financial measure may be materially different from the corresponding non-GAAP financial measure. 98 © 2017 Sanchez Energy Corporation Explanation of Non-GAAP Measures Disclosure of Net Present Value (“NPV”)